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                                                                    Exhibit 10.2

                                 LETTER WAIVER

                                November 9, 2000



To:      American Capital Strategies, Ltd.
         ACS Funding Trust I
         2 Bethesda Metro Center, 14th Floor
         Bethesda, MD  20814

Ladies and Gentlemen:

         We refer to the Note and Equity Purchase Agreement dated as of October 29, 1999, as amended by Amendment No. 1 dated March 20, 2000, Amendment No. 2 dated June 26, 2000 and Amendment No. 3 dated September 30, 2000 (the "Note Agreement"), between the undersigned and American Capital Strategies, Ltd. ("ACAS"), certain rights under which have been assigned by ACAS to ACS Funding Trust I. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Note Agreement.

         We are asking that you waive compliance by the undersigned with the covenants set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(c) as of September 30, 2000, but as of no other dates.

         As an inducement to you to execute and deliver this Letter Waiver, we hereby represent and warrant to you that except as waived specifically hereby, each of the representations and warranties set forth in the Note Agreement is true and correct and is restated as of the date hereof.

         This Letter Waiver shall become effective as of the date first above written when, and only when, the Holder has executed this Letter Waiver. The effectiveness of this Letter Waiver is conditioned upon the accuracy of the factual matters described herein. This Letter Waiver is subject to the provisions of Section 12.2 and 12.3 of the Note Agreement.

         The Note Agreement and the Notes issued pursuant to the Note Agreement, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Holder under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement.
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American Capital Strategies, Ltd.
ACS Funding Trust I
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         If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning a counterpart of this Letter Waiver to the undersigned.

         This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

         This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of Maryland, without reference to the conflicts of laws provisions thereof.

                                Sincerely,


                                   IGI, INC.


                                   By:  /s/ Robert E. McDaniel
                                        ----------------------------------------
                                        Name:   Robert E. McDaniel
                                        Title:  Secretary


                                   IGEN, INC.



                                   By:  /s/ Robert E. McDaniel
                                        ----------------------------------------
                                        Name:   Robert E. McDaniel
                                        Title:  Secretary



                                   IMMUNOGENETICS, INC.
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American Capital Strategies, Ltd.
ACS Funding Trust I
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                                   By:  /s/ Robert E. McDaniel
                                        ----------------------------------------
                                        Name:   Robert E. McDaniel
                                        Title:  Secretary


                                   BLOOD CELLS, INC.



                                   By:  /s/ Robert E. McDaniel
                                        ----------------------------------------
                                        Name:   Robert E. McDaniel
                                        Title:  Secretary
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American Capital Strategies, Ltd.
ACS Funding Trust 1
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Agreed as of the date first above written:

AMERICAN CAPITAL STRATEGIES, LTD.



By:
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ACS FUNDING TRUST I



By:
     -----------------------------------